================================================================================





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -----------------------


                                   FORM 8-K/A
                                Amendment No. 1


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 1999

                            -----------------------



                      CAPSTAR BROADCASTING PARTNERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                               333-33015                             75-2672663
           (State or other                     (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)

          600 CONGRESS AVENUE
              SUITE 1400                                                                      78701
             AUSTIN, TEXAS                                                                  (Zip code)
         (Address of principal
          executive offices)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (512) 340-7800

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


================================================================================

This Amendment to the Current Report on Form 8-K dated and filed on December 1, 1999 by Capstar Broadcasting Partners, Inc., an indirect subsidiary of AMFM Inc., is submitted to provide pro forma financial information for the November 19, 1999 completion of the combination of the outstanding bonds, bank indebtedness and preferred stock of AMFM Inc.'s direct and indirect subsidiaries into fewer entities through a series of related transactions, including contributions of stock and mergers of its direct and indirect subsidiaries.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Pro forma information required pursuant to Article 11 of Regulation S-X as of September 30, 1999 and for the year ended December 31, 1998 and the nine months ended September 30, 1999 is filed herewith beginning on page P-1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CAPSTAR BROADCASTING PARTNERS, INC.
                               (Registrant)



                               By: /s/ W. Schuyler Hansen
                                   ---------------------------------------------
                                   W. Schuyler Hansen
                                   Senior Vice President and
                                   Chief Accounting Officer


Date:    December 17, 1999

                      CAPSTAR BROADCASTING PARTNERS, INC.
          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

         The unaudited pro forma combined condensed financial statements of Capstar Broadcasting Partners, Inc. ("Capstar Partners" or the "Company") reflect the November 19, 1999 combination of the outstanding bonds, bank indebtedness and preferred stock of AMFM Inc.'s direct and indirect subsidiaries into fewer entities through a series of related transactions, including contributions of stock and mergers of its direct and indirect subsidiaries (the "Reorganization") and each of the significant radio transactions completed by the Company or its predecessor during 1998 and 1999 and the disposition of the Company's outdoor advertising business. The Reorganization was completed by entities under common control. Accordingly, the unaudited pro forma combined condensed financial statements have been prepared as if the transactions subject to the Reorganization were accounted for at historical cost in a manner similar to that in pooling of interests accounting from the date of common control. The entities subject to the Reorganization entered common control on July 13, 1999 with AMFM Inc.'s acquisition of Capstar Broadcasting Corporation. The purchase method of accounting has been used with respect to the other acquisitions reflected in the unaudited pro forma combined condensed financial statements; accordingly the net assets of the acquired companies have been adjusted to their estimated fair values based upon a preliminary purchase price allocation.

         The unaudited pro forma combined condensed balance sheet at September 30, 1999 was prepared based upon the historical balance sheet of Chancellor Media Corporation of Los Angeles, predecessor to Capstar Partners ("CMCLA"), adjusted for the Reorganization and certain related financing transactions, as if such transactions had occurred on September 30, 1999. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1998 and for the nine months ended September 30, 1999 give effect to the Reorganization as if it occurred on January 1, 1998 and were prepared based upon the historical statement of operations of CMCLA, adjusted to reflect the operations of Capstar Partners, the acquisition of KKFR-FM and KFYI-AM from The Broadcast Group, Inc., the disposition of WMVP-AM to ABC, Inc., the disposition of CMCLA's outdoor advertising business to Lamar Advertising Company and certain financing transactions, as if such transactions had also occurred on January 1, 1998. Pro forma adjustments relating to the 1998 acquisitions of Martin Media L.P., Martin & MacFarlane, Inc. and certain affiliated companies and the outdoor advertising division of Whiteco Industries, Inc. have not been included in the pro forma financial statements due to the sale of the Company's outdoor advertising business.

     The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of CMCLA and Capstar Partners.

     The unaudited pro forma combined condensed financial statements are not necessarily indicative of the actual results of operations or financial position that would have occurred had the Reorganization and the above described acquisitions, dispositions, financing and other transactions of the Company or its predecessor occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.

                      CAPSTAR BROADCASTING PARTNERS, INC.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              AT SEPTEMBER 30, 1999
                            (IN THOUSANDS OF DOLLARS)



                                                                                    PRO FORMA
                                                          CMCLA        CAPSTAR     ADJUSTMENTS
                                                        HISTORICAL     PARTNERS        FOR        OTHER         CAPSTAR
                                                        AT 9/30/99    HISTORICAL     CAPSTAR     PRO FORMA      PARTNERS
                                                       (PREDECESSOR)  AT 9/30/99   PARTNERS(1)  ADJUSTMENTS     PRO FORMA
                                                       -------------  -----------  -----------  -----------    -----------
ASSETS

Current assets:
  Cash and cash equivalents...........................  $    24,781   $    17,366  $        --   $      --     $    42,147
  Accounts receivable, net............................      524,245       117,970     (153,872)         --         488,343
  Other current assets................................       85,136        20,555           --          --         105,691
                                                        -----------   -----------  -----------   ---------     -----------
          Total current assets........................      634,162       155,891     (153,872)         --         636,181
Property and equipment, net...........................      196,247       268,622           --          --         464,869

Intangible assets, net................................    4,705,922     5,814,795      (10,629)         --      10,510,088
Other assets:
  Investment in nonconsolidated affiliates............    1,115,617            --           --          --       1,115,617
  Other assets........................................      223,260        10,743           --     (12,747)(2)     221,256
                                                        -----------   -----------  -----------   ---------     -----------
          TOTAL ASSETS................................  $ 6,875,208   $ 6,250,051  $  (164,501)  $ (12,747)    $12,948,011
                                                        ===========   ===========  ===========   =========     ===========
LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable and accrued expenses.................  $   276,786   $    89,044  $    15,000   $      --     $   380,830
Current portion of long-term debt.....................           --        54,625           --          --          54,625
                                                        -----------   -----------  -----------   ---------     -----------
          Total current liabilities...................      276,786       143,669       15,000          --         435,455
Long-term debt, excluding current portion.............    3,782,500     1,863,170           --     169,281 (3)   5,825,633
                                                                                                    10,682 (4)
Deferred tax liabilities..............................      410,467     1,334,693           --      (4,461)(2)   1,736,960
                                                                                                    (3,739)(4)
Other liabilities.....................................       46,472         4,702           --          --          51,174
Redeemable preferred stock............................           --       317,823           --    (169,281)(3)     148,542
Stockholder's equity:
  Common stock........................................            1            --           --          --               1
  Additional paid-in capital..........................    2,638,791     2,637,080     (168,872)         --       5,106,999
  Accumulated deficit.................................     (279,809)      (51,086)     (10,629)     (8,286)(2)    (356,753)
                                                                                                    (6,943)(4)
                                                        -----------   -----------  -----------   ---------     -----------
          Total stockholder's equity..................    2,358,983     2,585,994     (179,501)    (15,229)      4,750,247
                                                        -----------   -----------  -----------   ---------     -----------
          TOTAL LIABILITIES AND STOCKHOLDER'S
            EQUITY....................................  $ 6,875,208   $ 6,250,051  $  (164,501)  $ (12,747)    $12,948,011
                                                        ===========   ===========  ===========   =========     ===========

      See accompanying notes to Unaudited Pro Forma Financial Information

                      CAPSTAR BROADCASTING PARTNERS, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                        THE YEAR ENDED DECEMBER 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                          PRO FORMA
                                                                      PRO FORMA          ADJUSTMENTS
                                      CMCLA            LAMAR       ADJUSTMENTS FOR         FOR THE           CMCLA AS ADJUSTED
                                    HISTORICAL      TRANSACTION       THE LAMAR        OTHER COMPLETED       FOR THE COMPLETED
                                 (PREDECESSOR)(5)  HISTORICAL(8)     TRANSACTION    CMCLA TRANSACTIONS(13)   CMCLA TRANSACTIONS
                                 ----------------  -------------   ---------------  ----------------------   ------------------
Net revenues.....................   $1,273,856       $(47,605)        $      --           $   414                 $1,226,665
Operating expenses excluding
  depreciation and
  amortization...................      682,061        (23,505)               --            (7,122)                   651,434
Depreciation and amortization....      446,338        (25,990)               --             5,170                    425,518

Corporate general and
  administrative.................       36,722         (1,981)               --                --                     34,741
Noncash compensation expense.....           --             --                --                --                         --
Merger and non-recurring costs...       63,661             --                --                --                     63,661
                                    ----------       --------         ---------           -------                 ----------
Operating income (loss)..........       45,074          3,871                --             2,366                     51,311
Interest expense.................      217,136           (105)           45,819(9)          4,830                    267,680
Interest income..................      (15,650)            --                --                --                    (15,650)
Gain on disposition of assets....     (123,845)            --                --                --                   (123,845)
Gain on disposition of
  representation contracts.......      (32,198)            --                --                --                    (32,198)
Other (income) expense...........       (3,221)           156                --                --                     (3,065)
                                    ----------       --------         ---------           -------                 ----------
Income (loss) before income
  taxes..........................        2,852          3,820           (45,819)           (2,464)                   (41,611)
Income tax expense (benefit).....       33,751           (345)          (16,037)(11)         (862)                    16,507
Dividends and accretion on
  preferred stock of
  subsidiary.....................           --             --                --                --                         --
                                    ----------       --------         ---------           -------                 ----------
Income (loss) before equity in
  net loss of nonconsolidated
  affiliates.....................      (30,899)         4,165           (29,782)           (1,602)                   (58,118)
Equity in net loss of
  nonconsolidated affiliates.....           --             --           (82,674)(12)           --                    (82,674)
                                    ----------       --------         ---------           -------                 ----------
Net income (loss)................      (30,899)         4,165          (112,456)           (1,602)                  (140,792)
Preferred stock dividends........       17,601             --                --                --                     17,601
                                    ----------       --------         ---------           -------                 ----------
Income (loss) attributable to
  common stock...................   $  (48,500)      $  4,165         $(112,456)          $(1,602)                $ (158,393)
                                    ==========       ========         =========           =======                 ==========



                                 CAPSTAR PARTNERS AS      PRO FORMA
                                     ADJUSTED FOR        ADJUSTMENTS                           1998
                                    THE COMPLETED          FOR THE            OTHER          CAPSTAR
                                   CAPSTAR PARTNERS    CAPSTAR PARTNERS     PRO FORMA        PARTNERS
                                   TRANSACTIONS(14)         MERGER         ADJUSTMENTS      PRO FORMA
                                   ----------------     --------------     -----------      ----------
Net revenues.....................     $ 606,026          $ (35,667)(15)    $     --        $1,797,024
Operating expenses excluding
  depreciation and
  amortization...................       359,014             (4,400)(15)          --         1,006,048
Depreciation and amortization....       133,223            (28,831)(15)          --           810,508
                                                           280,598 (16)
Corporate general and
  administrative.................        26,613                 --               --            61,354
Noncash compensation expense.....        21,260                 --               --            21,260
Merger and non-recurring costs...        20,433             (8,000)(17)          --            76,094
                                      ---------          ---------         --------        ----------
Operating income (loss)..........        45,483           (275,034)              --          (178,240)
Interest expense.................       169,742              4,018 (18)     (30,222)(20)      411,218
Interest income..................        (3,555)            10,600 (15)          --            (8,605)
Gain on disposition of assets....            --                 --               --          (123,845)
Gain on disposition of
  representation contracts.......            --                 --               --           (32,198)
Other (income) expense...........           328                 --               --            (2,737)
                                      ---------          ---------         --------        ----------
Income (loss) before income
  taxes..........................      (121,032)          (289,652)          30,222          (422,073)
Income tax expense (benefit).....       (33,553)          (101,378)(19)      10,578 (21)     (107,846)
Dividends and accretion on
  preferred stock of
  subsidiary.....................        13,378                 --          (13,378)(22)           --
                                      ---------          ---------         --------        ----------
Income (loss) before equity in
  net loss of nonconsolidated
  affiliates.....................      (100,857)          (188,274)          33,022          (314,227)
Equity in net loss of
  nonconsolidated affiliates.....            --                 --               --           (82,674)
                                      ---------          ---------         --------        ----------
Net income (loss)................      (100,857)          (188,274)          33,022          (396,901)
Preferred stock dividends........        12,208                 --               --            29,809
                                      ---------          ---------         --------        ----------
Income (loss) attributable to
  common stock...................     $(113,065)          (188,274)        $ 33,022        $ (426,710)
                                      =========          =========         ========        ==========


      See accompanying notes to Unaudited Pro Forma Financial Information

                      CAPSTAR BROADCASTING PARTNERS, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                    THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                CAPSTAR                                                PRO FORMA       PRO FORMA
                                               PARTNERS      PRO FORMA                                ADJUSTMENTS     ADJUSTMENTS
                                  CMCLA       HISTORICAL    ADJUSTMENTS    RESTATED        LAMAR        FOR THE      FOR THE OTHER
                               HISTORICAL      7/14/99 -    FOR CAPSTAR     CMCLA       TRANSACTION      LAMAR      COMPLETED CMCLA
                             (PREDECESSOR)(5)  9/30/99(6)   PARTNERS(7)   HISTORICAL   HISTORICAL(8)  TRANSACTION   TRANSACTIONS(13)
                             ---------------- -----------   -----------   ----------   -------------  -----------   ----------------
Net revenues.................   $1,224,485      $ 165,240     $(12,889)   $1,376,836    $(156,627)    $      --        $  (705)
Operating expenses excluding
  depreciation and
  amortization...............      640,039         89,221       (2,260)      727,000      (84,583)           --           (116)
Depreciation and
  amortization...............      432,495         91,135           --       523,630      (94,062)           --          2,839
Corporate general and
  administrative.............       41,187          8,998           --        50,185       (6,835)           --             --
Noncash compensation
  expense....................        3,692          2,456           --         6,148           --            --             --
Merger and non-recurring
  costs......................       45,925          1,182           --        47,107       (2,154)           --             --
                                ----------      ---------     --------    ----------    ---------     ---------        -------
Operating income (loss)......       61,147        (27,752)     (10,629)       22,766       31,007            --         (3,428)
Interest expense.............      272,317         34,562           --       306,879         (171)      (35,874)(9)      2,717
Interest income..............      (14,263)           (51)       3,870       (10,444)          --            --             --
Gain on disposition of
  assets.....................     (221,306)            --           --      (221,306)        (947)      209,970(10)         --
Gain on disposition of
  representation contracts...      (18,284)            --           --       (18,284)          --            --             --
Other (income) expense.......           --            144           --           144           --            --             --
                                ----------      ---------     --------    ----------    ---------     ---------        -------
Income (loss) before income
  taxes......................       42,683        (62,407)     (14,499)      (34,223)      32,125      (174,096)        (6,145)
Income tax expense
  (benefit)..................       29,028        (15,577)      (5,075)        8,376        8,867       (60,934)(11)    (2,151)
Dividends and accretion on
  preferred stock of
  subsidiary.................           --          4,256           --         4,256           --            --             --
                                ----------      ---------     --------    ----------    ---------     ---------        -------
Income (loss) before equity
  in net loss of
  nonconsolidated
  affiliates.................       13,655        (51,086)      (9,424)      (46,855)      23,258      (113,162)        (3,994)
Equity in net loss of
  nonconsolidated
  affiliates.................         (772)            --           --          (772)          --       (59,736)(12)        --
                                ----------      ---------     --------    ----------    ---------     ---------        -------

Net income (loss)............       12,883        (51,086)      (9,424)      (47,627)      23,258      (172,898)        (3,994)
Preferred stock dividends....           --          3,684           --         3,684           --            --             --
                                ----------      ---------     --------    ----------    ---------     ---------        -------
Income (loss) attributable to
  common stock...............   $   12,883      $ (54,770)    $ (9,424)   $  (51,311)   $  23,258     $(172,898)       $(3,994)
                                ==========      =========     ========    ==========    =========     =========        =======

                                 RESTATED CMCLA AS CAPSTAR PARTNERS AS  PRO FORMA
                                    ADJUSTED FOR      ADJUSTED FOR     ADJUSTMENTS
                                   THE COMPLETED     THE COMPLETED       FOR THE           OTHER            1999
                                       CMCLA        CAPSTAR PARTNERS CAPSTAR PARTNERS    PRO FORMA   CAPSTAR PARTNERS
                                    TRANSACTIONS    TRANSACTIONS(14)      MERGER        ADJUSTMENTS      PRO FORMA
                                 -----------------  ----------------  -------------     -----------    --------------
Net revenues.................      $1,219,504         $ 347,237      $ (31,397)(15)      $     --        $1,535,344
Operating expenses excluding
  depreciation and
  amortization...............         642,301           206,771         (4,221)(15)            --           844,851
Depreciation and
  amortization...............         432,407            78,316        (26,832)(15)            --           630,337
                                                                       146,446(16)
Corporate general and
  administrative.............          43,350            13,946             --                 --            57,296
Noncash compensation
  expense....................           6,148            20,284             --                 --            26,432
Merger and non-recurring
  costs......................          44,953            51,288        (47,510)(17)            --            48,731
                                    ---------         ---------      ---------           --------        ----------
Operating income (loss)......          50,345           (23,368)       (99,280)                --           (72,303)
Interest expense.............         273,551            80,731          1,464(18)         (9,975)(20)      345,771
Interest income..............         (10,444)              (98)         9,650(15)             --              (892)
Gain on disposition of
  assets.....................         (12,283)               --             --                 --           (12,283)
Gain on disposition of
  representation contracts...         (18,284)               --             --                 --           (18,284)
Other (income) expense.......             144                46             --                 --               190
                                    ---------         ---------      ---------           --------        ----------
Income (loss) before income
  taxes......................        (182,339)         (104,047)      (110,394)             9,975          (386,805)
Income tax expense
  (benefit)..................         (45,842)          (22,251)       (38,638)(19)         3,491(21)      (103,240)
Dividends and accretion on
  preferred stock of
  subsidiary.................           4,256             8,365             --            (12,621)(22)           --
                                    ---------         ---------      ---------           --------        ----------
Income (loss) before equity
  in net loss of
  nonconsolidated
  affiliates.................        (140,753)          (90,161)       (71,756)            19,105          (283,565)
Equity in net loss of
  nonconsolidated
  affiliates.................         (60,508)               --             --                 --           (60,508)
                                    ---------         ---------      ---------           --------        ----------

Net income (loss)............        (201,261)          (90,161)       (71,756)            19,105          (344,073)
Preferred stock dividends....           3,684             9,025             --                 --            12,709
                                    ---------         ---------      ---------           --------        ----------
Income (loss) attributable to
  common stock...............      $ (204,945)        $ (99,186)     $ (71,756)          $ 19,105        $ (356,782)
                                   ==========         =========      =========           ========        ==========

      See accompanying notes to Unaudited Pro Forma Financial Information

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                        CONDENSED FINANCIAL INFORMATION
                           (IN THOUSANDS OF DOLLARS)

ADJUSTMENTS TO THE UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

     (1) Reflects CMCLA's contribution to AMFM Holdings Inc., a direct subsidiary of AMFM Inc. and a direct parent of the Company, of its $150,000 note receivable from Capstar Broadcasting Corporation and the elimination of intercompany balances between CMCLA and Capstar Partners.

     (2) On November 19, 1999, AMFM Operating Inc., a direct subsidiary of the Company, entered into a new credit agreement and refinanced the outstanding indebtedness under CMCLA's credit facility and Capstar Partners' credit facility. Reflects an extraordinary loss of $12,747 to write off the debt issuance costs related to CMCLA's credit facility, net of a tax benefit of $4,461.

     (3) Reflects the exchange of Capstar Communications, Inc.'s ("Capstar Communications") 12 5/8% Series E Cumulative Exchangeable Preferred Stock for 12 5/8% Senior Subordinated Exchange Debentures due 2006 completed on November 23, 1999.

     (4) Reflects the purchase of $293,641 of aggregate principal amount of Capstar Communications' 10 3/4% Senior Subordinated Notes due 2006 and estimated fees and expenses pursuant to a tender offer which was completed on November 12, 1999, funded with borrowings under the credit agreement. The adjustment to accumulated deficit represents the related extraordinary loss on the early extinguishment of debt of $10,682, net of a tax benefit of $3,739.

ADJUSTMENTS TO THE UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF
OPERATIONS

     (5) CMCLA began operating KKFR-FM and KFYI-AM in Phoenix under a time brokerage agreement effective November 5, 1998. Therefore, the results of operations of KKFR-FM and KFYI-AM are included in CMCLA's historical operations subsequent to this date during 1998 and for the nine months ended September 30, 1999.

         CMCLA entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM in Chicago effective September 10, 1998. Therefore, substantially all of the results of operations of WMVP-AM are excluded from CMCLA's historical operations subsequent to this date during 1998 and for the nine months ended September 30, 1999.

     (6) Reflects Capstar Partners' historical statement of operations for July 14, 1999 to September 30, 1999, the period subsequent to AMFM Inc.'s acquisition of Capstar Broadcasting.

     (7) Reflects the elimination of intercompany transactions between CMCLA and Capstar Partners for CMCLA's media representation services provided to Capstar Partners, Capstar Partners' participation in The AMFM Radio Networks, fees paid by CMCLA to Capstar Partners under time brokerage
         (LMA) agreements and CMCLA's interest income on the note receivable from Capstar Broadcasting for the period July 14, 1999 to September 30, 1999.

     (8) On September 15, 1999, CMCLA consummated the sale of its outdoor advertising business to Lamar in exchange for net proceeds of $680,000 in cash, subject to a working capital adjustment, and 26,227,273 shares of Lamar's class A common stock. This adjustment removes the historical results of operations of CMCLA's outdoor advertising business.

     (9) Reflects the increase in interest expense of $45,819 for the year ended December 31, 1998 and the net decrease in interest expense of $35,874 for the nine months ended September 30, 1999 in connection with the additional bank borrowings related to the outdoor advertising acquisitions completed during 1998 and 1999 and the paydown of debt resulting from the net proceeds of $680,000 received from Lamar.

    (10) Reflects the elimination of the nonrecurring gain of $209,970 incurred in connection with CMCLA's sale of its outdoor advertising business.

    (11) Reflects the tax effect of the pro forma adjustments.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                 CONDENSED FINANCIAL INFORMATION -- (CONTINUED)

     (12) The adjustment to reflect CMCLA's 30% equity interest in Lamar and amortization of the investment basis in excess of underlying equity in the net assets of Lamar over an estimated life of 15 years is as follows:

                                                                             NINE MONTHS
                                                         YEAR ENDED             ENDED
                                                      DECEMBER 31, 1998   SEPTEMBER 30, 1999
                                                      -----------------   ------------------
Lamar historical net loss applicable to common
  stock.............................................      $ (12,255)           $(19,533)
Pro forma adjustments for significant acquisitions
  completed by Lamar during 1998 and 1999, including
  the acquisition by Lamar of CMCLA's outdoor
  business..........................................        (88,744)            (49,383)
                                                          ---------            --------
Lamar pro forma net loss applicable to common
  stockholders......................................       (100,999)            (68,916)
CMCLA equity interest...............................             30%                 30%
                                                          ---------            --------
Equity in pro forma net loss of Lamar...............        (30,300)            (20,675)
Less historical equity in net loss of Lamar.........             --                (219)
                                                          ---------            --------
Pro forma adjustment for equity in net loss of
  Lamar.............................................        (30,300)            (20,456)
Amortization of investment basis in excess of
  underlying equity in the net assets of Lamar......        (52,374)            (39,280)
                                                          ---------            --------
          Total equity in net loss of affiliate.....      $ (82,674)           $(59,736)
                                                          =========            ========

        The Lamar pro forma net loss applicable to common stockholders was estimated by CMCLA based on information obtained from publicly filed financial statements. These estimates, including the allocation of purchase price, are preliminary and subject to change.

ADJUSTMENTS TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS RELATED TO THE OTHER COMPLETED CMCLA TRANSACTIONS

     (13) The combined condensed statement of operations for the other completed CMCLA transactions for the year ended December 31, 1998 and for the nine months ended September 30, 1999 are summarized below:

                                                      THE
                                    CHICAGO        BROADCAST             PRO FORMA
                                  DISPOSITION     GROUP, INC.         ADJUSTMENTS FOR             OTHER
           YEAR ENDED              HISTORICAL     HISTORICAL     THE OTHER COMPLETED CMCLA   COMPLETED CMCLA
       DECEMBER 31, 1998          1/1-12/31(a)   1/1-12/31(b)          TRANSACTIONS            TRANSACTIONS
       -----------------          ------------   -------------   -------------------------   ----------------
Net revenues....................    $(10,309)       $11,772           $   (1,049)(c)              $   414
Operating expenses excluding
  depreciation and
  amortization..................     (13,271)         6,149                   --                   (7,122)
Depreciation and amortization...        (592)           188                5,574 (d)                5,170
                                    --------        -------           ----------                  -------
Operating income (loss).........       3,554          5,435               (6,623)                   2,366
Interest expense................          --            332                4,498 (e)                4,830
                                    --------        -------           ----------                  -------
Income (loss) before income
  taxes.........................       3,554          5,103              (11,121)                  (2,464)
Income tax expense (benefit)....          --          1,850               (2,712)(f)                 (862)
                                    --------        -------           ----------                  -------
Income (loss)...................    $  3,554        $ 3,253           $   (8,409)                 $(1,602)
                                    ========        =======           ==========                  =======

                                                CHICAGO             PRO FORMA
                                              DISPOSITION        ADJUSTMENTS FOR              OTHER
             NINE MONTHS ENDED                HISTORICAL    THE OTHER COMPLETED CMCLA    COMPLETED CMCLA
             SEPTEMBER 30, 1999               1/1-4/16(a)         TRANSACTIONS             TRANSACTIONS
             ------------------               -----------   -------------------------    ---------------
Net revenues................................     $(705)             $    --                 $  (705)
Operating expenses excluding depreciation
  and amortization..........................      (116)                  --                    (116)
Depreciation and amortization...............        --                2,839 (d)               2,839
                                                 -----              -------                 -------
Operating income (loss).....................      (589)              (2,839)                 (3,428)
Interest expense............................        --                2,717 (e)               2,717
                                                 -----              -------                 -------
Income (loss) before income taxes...........      (589)              (5,556)                 (6,145)
Income tax expense (benefit)................        --               (2,151)(f)              (2,151)
                                                 -----              -------                 -------
Income (loss)...............................     $(589)             $(3,405)                $(3,994)
                                                 =====              =======                 =======

---------------

(a) On April 16, 1999, CMCLA sold WMVP-AM in Chicago to ABC, Inc. for $21,000 in cash. CMCLA entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998.

(b) On July 1, 1999, CMCLA acquired KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc. for $90,000 in cash. CMCLA began operating KKFR-FM and KFYI-AM under a time brokerage agreement effective November 5, 1998.

(c) Reflects the elimination of revenue related to the time brokerage agreement between The Broadcast Group Inc. and CMCLA. CMCLA began operating KKFR-FM and KFYI-AM in Phoenix under the time brokerage agreement effective November 5, 1998.

(d) Reflects incremental amortization related to the assets acquired in the Phoenix acquisition and is based on the allocation of the total consideration as follows:

                              INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
         YEAR ENDED           AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
     DECEMBER 31, 1998         PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
     -----------------        ------------   ----------   ------------   ------------   ----------
Phoenix acquisition.........   1/1-12/31      $85,160        $5,677          $103         $5,574
                                              =======        ======          ====         ======

                              INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
     NINE MONTHS ENDED        AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
     SEPTEMBER 30, 1999        PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
     ------------------       ------------   ----------   ------------   ------------   ----------
Phoenix acquisition.........     1/1-7/1      $85,160        $2,839          $ --         $2,839
                                              =======        ======          ====         ======

---------------

      (i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life. The incremental amortization period represents the period of the year that the acquisition was not completed.

           Historical depreciation expense for the Phoenix acquisition is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(e)   Reflects the adjustment to interest expense as follows:

                                                 YEAR ENDED       NINE MONTHS ENDED
                                              DECEMBER 31, 1998   SEPTEMBER 30, 1999
                                              -----------------   ------------------
Additional bank borrowings related to other
  completed transactions....................       $69,000             $69,000
                                                   -------             -------
Interest expense at 7.0%....................         4,830               2,415
Less: historical interest expense recognized
  subsequent to the completed transaction...            --                 302
                                                   -------             -------
Incremental interest expense................         4,830               2,717
Less: historical interest expense recognized
  by the acquired company...................          (332)                 --
                                                   -------             -------
Net increase in interest expense............       $ 4,498             $ 2,717
                                                   =======             =======

(f)   Reflects the tax effect of the pro forma adjustments.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                 CONDENSED FINANCIAL INFORMATION -- (CONTINUED)

ADJUSTMENTS TO CAPSTAR PARTNERS' HISTORICAL CONDENSED STATEMENT OF OPERATIONS RELATED TO THE COMPLETED CAPSTAR PARTNERS TRANSACTIONS

     (14) Capstar Partners' historical condensed statement of operations for the year ended December 31, 1998 and the period from January 1 to July 13, 1999 and pro forma adjustments related to the completed Capstar Partners transactions is summarized below:

                                                                                    PRO FORMA        CAPSTAR PARTNERS
                                                                                   ADJUSTMENTS         AS ADJUSTED
                                                                COMPLETED            FOR THE             FOR THE
                                                             CAPSTAR PARTNERS       COMPLETED           COMPLETED
             YEAR ENDED             CAPSTAR PARTNERS           TRANSACTIONS      CAPSTAR PARTNERS    CAPSTAR PARTNERS
         DECEMBER 31, 1998             HISTORICAL             HISTORICAL(A)        TRANSACTIONS        TRANSACTIONS
         -----------------          -----------------        -----------------   -----------------   ----------------
Net revenues........................   $517,467               $  88,559            $     --             $ 606,026
Operating expenses excluding
  depreciation and amortization.....    304,565                  54,449                  --               359,014
Depreciation and amortization.......     96,207                  13,290              23,726(B)            133,223
Corporate general and
  administrative....................     23,373                   3,240                  --                26,613
Noncash compensation expense........     21,260                  74,199             (74,199)(C)            21,260
LMA fees............................      4,103                     697              (4,800)(D)                --
Merger and non-recurring costs......     12,970                  35,318             (11,255)(E)            20,433
                                                                                    (16,600)(F)
                                       --------               ---------            --------             ---------
Operating income (loss).............     54,989                 (92,634)             83,128                45,483
Interest expense....................    110,545                  31,508              27,689(G)            169,742
Interest income.....................     (3,203)                   (352)                 --                (3,555)
Other (income) expense..............        183                   3,308              (3,163)(H)               328
                                       --------               ---------            --------             ---------
Income (loss) before income taxes...    (52,536)               (127,098)             58,602              (121,032)
Income tax expense (benefit)........     (9,579)                    210             (24,184)(I)           (33,553)
Dividends and accretion on preferred
  stock of subsidiary...............      9,779                      --              17,264(J)             13,378
                                                                                    (13,665)(K)
                                       --------               ---------            --------             ---------
Net income (loss)...................    (52,736)               (127,308)             79,187              (100,857)
Preferred stock dividends...........     12,208                  17,264             (17,264)(J)            12,208
                                       --------               ---------            --------             ---------
Income (loss) attributable to common
  stock.............................   $(64,944)              $(144,572)           $ 96,451             $(113,065)
                                       ========               =========            ========             =========

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                 CONDENSED FINANCIAL INFORMATION -- (CONTINUED)

                                                                            PRO FORMA              CAPSTAR PARTNERS
                                                                           ADJUSTMENTS               AS ADJUSTED
                                                                             FOR THE                   FOR THE
                                                                            COMPLETED                 COMPLETED
              PERIOD FROM JANUARY 1              CAPSTAR PARTNERS       CAPSTAR PARTNERS           CAPSTAR PARTNERS
                TO JULY 13, 1999                    HISTORICAL            TRANSACTIONS               TRANSACTIONS
              ---------------------               ----------------      -----------------          ----------------
Net revenues.....................................  $ 347,237                $  --                   $ 347,237
Operating expenses excluding depreciation and
  amortization...................................    206,771                   --                     206,771
Depreciation and amortization....................     78,316                   --                      78,316
Corporate general and administrative.............     13,946                   --                      13,946
Noncash compensation expense.....................     20,284                   --                      20,284
LMA fees.........................................        387                 (387)(D)                      --
Merger and non-recurring costs...................     51,288                   --                      51,288
                                                   ---------                -----                   ---------
Operating income.................................    (23,755)                 387                     (23,368)
Interest expense.................................     80,731                   --                      80,731
Interest income..................................        (98)                  --                         (98)
Other (income) expense...........................         46                   --                          46
                                                   ---------                -----                   ---------
Income (loss) before income taxes................   (104,434)                 387                    (104,047)
Income tax expense (benefit).....................    (22,386)                 135(I)                  (22,251)
Dividends and accretion on preferred stock of
  subsidiary.....................................      8,365                   --                       8,365
                                                   ---------                -----                   ---------
Net income (loss)................................    (90,413)                 252                     (90,161)
Preferred stock dividends........................      9,025                   --                       9,025
                                                   ---------                -----                   ---------
Income (loss) attributable to common stock.......  $ (99,438)               $ 252                   $ (99,186)
                                                   =========                =====                   =========

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                 CONDENSED FINANCIAL INFORMATION -- (CONTINUED)

---------------

(A) The detail of the historical financial data of significant stations acquired or disposed of in the completed transactions by Capstar Partners for the year ended December 31, 1998 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                 PATTERSON        SFX          OTHER SFX      COMPLETED
                                                ACQUISITION   ACQUISITION    TRANSACTIONS  CAPSTAR PARTNERS
                  YEAR ENDED                    HISTORICAL     HISTORICAL     HISTORICAL     TRANSACTIONS
              DECEMBER 31, 1998                 1/1-1/29(I)   1/1-5/29(II)   1/1-5/29(III)    HISTORICAL
              -----------------                 -----------   ------------   -------------   -------------
Net revenues..................................    $ 3,503      $ 124,677       $(39,621)      $  88,559
Operating expenses excluding depreciation and
  amortization................................      2,523         78,235        (26,309)         54,449
Depreciation and amortization.................        497         17,668         (4,875)         13,290
Corporate general and administrative..........        171          3,069             --           3,240
Noncash compensation expense..................         --         74,199             --          74,199
LMA fees......................................         --            697             --             697
Merger and non-recurring costs................         --         35,318             --          35,318
                                                  -------      ---------       --------       ---------
Operating income (loss).......................        312        (84,509)        (8,437)        (92,634)
Interest expense..............................        645         30,867             (4)         31,508
Interest income...............................         --           (352)            --            (352)
Other expense.................................      3,163             --            145           3,308
                                                  -------      ---------       --------       ---------
Income (loss) before income taxes.............     (3,496)      (115,024)        (8,578)       (127,098)
Income tax expense............................         --            210             --             210
                                                  -------      ---------       --------       ---------
Net income (loss).............................     (3,496)      (115,234)        (8,578)       (127,308)
Preferred stock dividends.....................         --         17,264             --          17,264
                                                  -------      ---------       --------       ---------
Income (loss) attributable to common
  stockholders................................    $(3,496)     $(132,498)      $ (8,578)      $(144,572)
                                                  =======      =========       ========       =========

---------------

(i)   In January 1998, Capstar Partners acquired 39 radio stations (25 FM and 14
      AM) from Patterson Broadcasting, Inc. for approximately $227,186 in cash.

(ii) On May 29, 1998, Capstar Partners acquired SFX Broadcasting, Inc. a radio broadcasting company which owned 81 radio stations (60 FM and 21 AM) and operated two additional radio stations (1 FM and 1 AM) under time brokerage or joint sales agreements. The acquisition was effected through the merger of a wholly owned subsidiary of Capstar Partners with and into SFX, with SFX surviving the merger as a wholly owned subsidiary of Capstar Partners, renamed Capstar Communications, Inc. The total consideration paid for all of the outstanding common equity interest of SFX was approximately $1,279,656, including direct costs of the acquisition.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                 CONDENSED FINANCIAL INFORMATION -- (CONTINUED)

(iii) In connection with the acquisition of SFX, Capstar Partners was required to dispose of certain stations acquired from SFX due to governmental restrictions on multiple station ownership. On May 29, 1998, Capstar Partners completed the following disposition and exchange transactions to comply with multiple ownership rules:

           - the sale of one FM station in Houston, Texas to HBC Houston, Inc. for approximately $54,000;

           - the sale of four radio stations (3 FM and 1 AM) in Long Island, New York to Cox Radio, Inc. for approximately $46,000;

           - the sale of four radio stations (3 FM and 1 AM) in Greenville, South Carolina to Clear Channel Radio, Inc. for approximately $35,000;

           - the sale of one FM station in Daytona Beach, Florida to Clear Channel Metroplex, Inc. for approximately $11,500;

           - the assignment of four radio stations (2 FM and 2 AM) in Fairfield, Connecticut with an aggregate fair market value of $15,000 to a trust pending the sale to a third party; and

           - the exchange of KODA-FM in Houston, Texas to AMFM for two FM stations in Jacksonville, Florida (valued at $53,000) and $90,250 in cash, which was used by Capstar Partners to acquire three stations (2 FM and 1 AM) in Austin, Texas through a qualified intermediary.

      Reflects the adjustment to eliminate the results of operations of the SFX stations disposed by Capstar Partners and to record the results of operations for the stations received in the exchange transaction for the period January 1, 1998 to May 29, 1998.

(B) Reflects incremental amortization related to the completed transactions and is based on the following allocation to intangible assets:

                                    INCREMENTAL                                  HISTORICAL    ADJUSTMENT
COMPLETED TRANSACTIONS              AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
YEAR ENDED DECEMBER 31, 1998         PERIOD(i)     ASSETS, NET     EXPENSE        EXPENSE       INCREASE
----------------------------        ------------   -----------   ------------   ------------   ----------
Patterson acquisition.............    1/1-1/29     $  268,219      $   540         $  356       $   184
SFX acquisition...................    1/1-5/29      3,194,742       33,057          9,515        23,542
                                                   ----------      -------         ------       -------
                                                   $3,462,961      $33,597         $9,871       $23,726
                                                   ==========      =======         ======       =======

---------------

     (i) The incremental amortization period represents the period of the year that the acquisition was not completed. Intangible assets consist of broadcast licenses which are amortized on a straight-line basis over estimated average lives of 40 years. Actual amortization may differ based upon final purchase price allocations.

(C) Reflects the elimination of non-recurring transaction-related compensation expense of $74,199 attributable to the voluntary settlement of the outstanding options, SARs and unit purchase options by SFX in connection with Capstar Partners' acquisition of SFX.

(D) Reflects the elimination of $4,800 of time brokerage (LMA) fees for the year ended December 31, 1998, of which $4,103 were paid by Capstar Partners and $697 by SFX, and $387 of time brokerage (LMA) fees paid by Capstar Partners for the period from January 1 to July 13, 1999 related to acquired radio stations that were previously operated under time brokerage agreements.

(E) Reflects the elimination of non-recurring transaction-related charges of $11,255 recorded by SFX in connection with Capstar Partners' acquisition of SFX and the spin-off of SFX Entertainment, Inc. These charges consist primarily of legal, accounting and regulatory fees.

(F) Reflects the elimination of the consent solicitation payments to the holders of the 10 3/4% Senior Subordinated Notes due 2006 and 12 5/8% Series E Cumulative Exchangeable Preferred Stock of SFX

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                 CONDENSED FINANCIAL INFORMATION -- (CONTINUED)

     incurred in connection with the spin-off of SFX Entertainment of $16,600. The spin-off of SFX Entertainment was consummated in April 1998.

(G) Reflects the adjustment to interest expense in connection with the consummation of the completed Capstar Partners transactions:

                                                                  YEAR ENDED
                                                               DECEMBER 31, 1998
                                                               -----------------
Additional bank borrowings related to completed
  acquisitions..............................................      $1,362,072
Interest expense at 8.00%...................................         108,966
Less: historical interest expense recognized subsequent to
  completed acquisition.....................................         (69,925)
                                                                  ----------
Incremental interest expense................................          39,041
Less: historical interest expense recognized by the acquired
  company...................................................         (11,352)
                                                                  ----------
Net increase in interest expense............................      $   27,689
                                                                  ==========

(H) Adjustment represents the elimination of $3,163 of transaction expenses recorded by Patterson in connection with Capstar Partners' acquisition of Patterson.

(I)  Reflects the tax effect of the pro forma adjustments.

(J) Reclassification of SFX's historical preferred stock dividends of $17,264 to Capstar Partners' dividends on preferred stock of subsidiaries.

(K) Reflects the elimination of a portion of the redeemable preferred stock dividends related to the SFX acquisition and the subsequent redemption of $119,600 and $500 liquidation preference on July 3, 1998 and July 10, 1998, respectively, of the 12 5/8% Series E Cumulative Preferred Stock of SFX as follows:

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
Dividends on 6% Series C Redeemable Preferred Stock redeemed
  as part of the acquisition of SFX on May 29, 1998.........    $   (112)
Dividends on 6 1/2% Series D Cumulative Convertible
  Exchangeable Preferred Stock redeemed as part of the
  acquisition of SFX on May 29, 1998........................      (5,841)
Dividends on 12 5/8% Series E Cumulative Exchangeable
  Preferred Stock of $119,500 and $500 for the period
  January 1, 1998 to the redemption dates of July 3, 1998
  and July 10, 1998, respectively...........................      (7,712)
                                                                --------
Total adjustment for net decrease in dividends and
  accretion.................................................    $(13,665)
                                                                ========

ADJUSTMENTS TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS RELATED TO THE CAPSTAR PARTNERS MERGER

     (15) Reflects the elimination of intercompany transactions between CMCLA and Capstar Partners for CMCLA's media representation services provided to Capstar Partners, Capstar Partners' participation in The AMFM Radio Networks, fees paid by CMCLA to Capstar Partners under time brokerage (LMA) agreements and CMCLA's interest income on the note receivable from Capstar Broadcasting of $150,000 for the year ended December 31, 1998 and the period from January 1 to July 13, 1999.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                 CONDENSED FINANCIAL INFORMATION -- (CONTINUED)

     (16) Reflects incremental amortization related to the Capstar Partners merger and is based on the allocation of the total consideration as follows:

                                                                       PERIOD FROM
                                                     YEAR ENDED       JANUARY 1 TO
                                                  DECEMBER 31, 1998   JULY 13, 1999
                                                  -----------------   -------------
Amortization expense on $5,877,652 of intangible
  assets........................................      $ 391,843         $210,072
Less: historical amortization expense...........       (111,245)         (63,626)
                                                      ---------         --------
Adjustment for net increase in amortization
  expense.......................................      $ 280,598         $146,446
                                                      =========         ========

        Historical depreciation expense of Capstar Partners as adjusted for the completed Capstar Partners transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

     (17) Reflects the elimination of financial advisory and other expenses of Capstar Partners in connection with the Capstar Partners merger of $8,000 for the year ended December 31, 1998 and $47,510 for the period from January 1 to July 13, 1999.

     (18) Reflects the adjustment to record interest expense of $4,018 for the year ended December 31, 1998 and $1,464 for the nine months ended September 30, 1999 on additional bank borrowings related to estimated financial advisors, legal, accounting and other professional fees incurred by CMCLA and Capstar Partners.

     (19) Reflects the tax effect of the pro forma adjustments.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                 CONDENSED FINANCIAL INFORMATION -- (CONTINUED)


OTHER ADJUSTMENTS TO THE UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

     (20) Reflects (i) the net decrease in interest expense resulting from the November 19, 1999 refinancing of the existing credit agreements of CMCLA and Capstar Partners into a single new credit agreement with an estimated average interest rate of 6.75%, (ii) the net decrease in interest expense related to the purchase of $293,641 of aggregate principal amount of Capstar Communications' 10 3/4% Senior Subordinated Notes due 2006 and estimated fees and expenses pursuant to a tender offer which was completed on November 12, 1999, funded with borrowings under the credit agreement and (iii) the net increase in interest expense related to the exchange of the 12 5/8% Series E Cumulative Exchangeable Preferred Stock of Capstar Communications for 12 5/8% Senior Subordinated Exchange Debentures due 2006 on November 23, 1999.

     (21) Reflects the tax effect of the pro forma adjustments.

     (22) Reflects the elimination of dividends related to the exchange of the 12 5/8% Series E Cumulative Exchangeable Preferred Stock of Capstar Communications for 12 5/8% Senior Subordinated Exchange Debentures due 2006 completed on November 23, 1999.